UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 3, 2006
PROXYMED, INC.
(Exact name of registrant as specified in its charter)

FLORIDA	000-22052	65-0202059
(State or other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation)		Identification No.)
1854 Shackleford Court, Suite 200,
Norcross Georgia 30093-2924
(Address of principal executive offices)
(770) 806-9918
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On January 26, 2006, ProxyMed, Inc. (the “Company”) accepted the resignation of Kevin M. McNamara, Chairman of the Board of Directors of the Company to be effective January 31, 2006 and appointed Braden R. Kelly to the Company as “acting” Chairman of the Board. The Company is evaluating internal and external candidates for a permanent Chairman of the Board. A copy of the Company’s press release is attached as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
Exhibits
As described in Item 5.02 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press release of the Company dated February 3, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProxyMed, Inc.

Date: February 3, 2006	By:	/s/ John G. Lettko

John G. Lettko
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 3, 2006.

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